UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to §240.14a-12

Honeywell International Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HONEYWELL INTERNATIONAL INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

HONEYWELL INTERNATIONAL INC. 101 COLUMBIA ROAD MORRIS TOWNSHIP, NJ 07962

Shareowners Meeting to be held on April 27, 2009
Proxy Materials Available

•	Notice and Proxy Statement
•	Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 13, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1)	BY INTERNET	- www.proxyvote.com
2)	BY TELEPHONE	- 1-800-579-1639
3)	BY E-MAIL*	- sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

Please do not mark, write on and/or return this communication.
See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information
Meeting Type:	Annual
Meeting Date:	April 27, 2009
Meeting Time:	10:30 A.M., EST
For holders as of:	February 27, 2009
Meeting Location:
Honeywell International Inc.
101 Columbia Road
Morris Township, NJ

How To Vote

Vote In Person

Many shareowners meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

1. Election of Directors:
The Board of Directors recommends a vote “FOR” Nominees (A) through (J).	The Board of Directors recommends a vote “FOR” Proposal (2).

A.	Gordon M. Bethune	2.	Approval of Independent Accountants

B.	Jaime Chico Pardo	The Board of Directors recommends a vote “AGAINST”
Proposals (3) through (7).
C.	David M. Cote
		3.	Cumulative Voting
D.	D. Scott Davis
		4.	Principles for Health Care Reform
E.	Linnet F. Deily
		5.	Executive Compensation Advisory Vote
F.	Clive R. Hollick
		6.	Tax Gross-Up Payments
G.	George Paz
		7.	Special Shareowner Meetings
H.	Bradley T. Sheares

I.	John R. Stafford

J.	Michael W. Wright

IMPORTANT - PLEASE READ
This is not a ballot. You cannot use this notice to vote these shares. This is an overview only of the proxy materials.
The materials you should review before you cast your vote are now available.

          We encourage you to access and review all of the important information contained in the proxy materials before voting.

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